Exhibit 32.1

NOBLE VICI GROUP, INC.

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Noble Vici Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eldee Tang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Eldee Tang
Date: July 12, 2019	Name: Eldee Tang Title: Chief Financial Officer (Principal Financial Officer)